Exhibit 10.2
                                             ------------

United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:  Letter Agreement No. 6-1162-BRB-400 to
          Purchase Agreement No. 1663 - Increased
          Maximum Takeoff Weight to [*CONFIDENTIAL
          MATERIAL OMITTED AND FILED SEPARATELY
          WITH THE SECURITIES AND EXCHANGE COMMISSION
          PURSUANT TO A REQUEST FOR CONFIDENTIAL
          TREATMENT]  - Model 777-222 "B" Market Aircraft

Reference is made to Purchase Agreement No. 1663 dated
December 18, 1990 (the Purchase Agreement) between The Boeing Company (Boeing), and United Air Lines, Inc. (Buyer), relating to the sale by Boeing and the purchase by United (Buyer) of Model 777-222 B Market Aircraft including those listed in Attachment A to this Letter (the B Market Aircraft).

Reference also is made to Supplemental Agreement 8 to the Purchase Agreement, dated February 10, 1999.

This letter, when accepted by Buyer, will become part of the Purchase Agreement and will evidence our further agreement with respect to the matters set forth below.

1.   Increased Maximum Takeoff Weight [*CONFIDENTIAL
     MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
     AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT]

Boeing has proposed Production Master Change 0315A227A24 entitled "MP - Certified Structural Design and Operational Weights, 777-200ER Increased Gross Weight Airplane [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] " and Retrofit Master Change 0315MK7017 entitled "Increase Certified Structural Design and Operational Weights, 777-200ER Increased Gross Weight Airplane - MTOW to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] " to Buyer. In consideration of Buyer's purchase of such master changes for the B Market Aircraft [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the B Market Aircraft, Boeing shall offer Buyer the pricing [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] defined herein.

2.   Price.

2.1 Production Master Change 0315A227A24 entitled "MP - Certified Structural Design and Operational Weights, 777-200ER Increased Gross Weight Airplane
     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] "

Subject to Buyer's acceptance of Production Master Change 0315A227A24 at Boeing's standard price of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] , Boeing will issue a credit memo at the time of delivery of each B Market Aircraft listed in the effectivity of such production master change in the amount of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] . Such credit memo may be used for the purchase of Boeing goods and services [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2  [*CONFIDENTIAL MATERIAL OMITTED AND FILED
     SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
     PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3  Retrofit Master Change 0315MK7012 entitled "Increase
     Certified Structural Design and Operational Weights,
     777-200ER Increased Gross Weight Airplane -  MTOW to
     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION
     PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ."

Concurrent with execution of this Letter agreement, Boeing will provide to Buyer a revised proposal for Retrofit Master Change 0315MK7017. Such revised proposal will include in the effectivity all of Buyer's B Market Aircraft that are listed in Attachment A that are not included in the effectivity for Production Master Change 0315A227A24. The price in such revised proposal shall be [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per B Market Aircraft [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] .

2.4  Master Change Contingencies.

The credit memo and [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] offered above is contingent on Buyer's acceptance of both Production Master Change 0315A227A24 and Retrofit Master Change 0315MK7017 covering all B Market Aircraft in Attachment A.

3.   AFM Weight Revisions.

Buyer's AFM will be revised to reflect an MTOW of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for affected B Market Aircraft in accordance with the schedules in the master changes specified in Paragraphs 2.1 and 2.3

4.   Applicability of Letter Agreement

The terms and conditions of this Letter Agreement will apply to all B Market Aircraft listed in Attachment A and any future aircraft of the same submodel ordered subsequent to signing this Letter Agreement and scheduled for delivery prior to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] , except as such future aircraft delivery dates may be slid beyond [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by mutual agreement of Boeing and Buyer.

5.   Fulfilled Obligation

The terms and conditions of this letter agreement are offered [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] applicable to the B Market Aircraft. The execution of this Letter Agreement will constitute fulfillment of Boeing's obligations relative
to   Paragraph 20 of Supplemental Agreement 8 to the
Purchase Agreement, and any of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.   Confidentiality

The terms and conditions of this Letter Agreement shall be considered to be confidential and shall not be disclosed by either party (except (a) as reasonably necessary to its respective employees, insurers, auditors or professional advisors,
(b) as either party may reasonably determine may be required by applicable provisions of, or rules or regulations under, applicable securities laws, bankruptcy laws or other laws or applicable stock exchange rules (in which case the disclosing party shall provide sufficient notice to and discuss with the other party the facts of such determination), (c) as requested or required of either party by oral question, interrogatories, requests for information or documents, subpoena, civil investigative demand or any informal or formal investigation by any government or governmental agency or authority
(provided the disclosing party actually has been issued a valid subpoena, civil investigative demand, or request for production, has duly sought a protective order when such an order is possible and, in any case, has provided sufficient notice to the other party to allow the other party to seek protection), or (d) as otherwise agreed to by the parties) without the prior written consent of the other party.

If the foregoing correctly sets forth standing of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,                  ACCEPTED AND AGREED


                              Date:  8/5/99
                                     ------

THE BOEING COMPANY            UNITED AIR LINES, INC.


By /s/ B. Belka               By /s/ Douglas A. Hacker
   ------------                  ---------------------

Its  Attorney-in-Fact         Its  Executive Vice President and
                                   Chief Financial Office



                       B Market Aircraft
                       -----------------

         Aircraft Serial  Boeing Block        Contract Delivery
            Number          Number                  Date
         ---------------  -------------       ------------------

          26939           [*CONFIDENTIAL      June 1997
          26938           MATERIAL OMITTED    April 1997
          26948           AND FILED           March 1997
          26950           SEPARATELY WITH     March 1997
          26951           THE SECURITIES      April 1997
          26954           AND EXCHANGE        May 1997
          26942           COMMISSION          July 1997
          26935           PURSUANT TO A       August 1997
          26943           REQUEST FOR         August 1997
          26933           CONFIDENTIAL        August 1997
          26934           TREATMENT]          September 1997
          26946                               October 1997
          26953                               November 1997
          26927                               December 1997
          26931                               January 1998
          26924                               February 1998
          26928                               February 1998
          26926                               May 1998
          28713                               February 1999
          28714                               March 1999
          30212                               May 1999
          30213                               July 1999
          30214                               November 1999
          30215                               December 1999
          [*CONFIDENTIAL                      [*CONFIDENTIAL
          MATERIAL OMITTED                    MATERIAL OMITTED
          AND FILED                           AND FILED
          SEPARATELY WITH                     SEPARATELY WITH
          THE SECURITIES                      THE SECURITIES
          AND EXCHANGE                        AND EXCHANGE
          COMMISSION                          COMMISSION
          PURSUANT TO A                       PURSUANT TO A
          REQUEST FOR                         REQUEST FOR
          CONFIDENTIAL                        CONFIDENTIAL
          TREATMENT]                          TREATEMENT]